                                                                   EXHIBIT 10.33

                      AMENDMENT NO. 6 (THE "AMENDMENT") TO
                          EMPLOYMENT AGREEMENT BETWEEN
    THE UNIVISION NETWORK LIMITED PARTNERSHIP ("UNIVISION") AND RAY RODRIGUEZ
                          (THE "EMPLOYMENT AGREEMENT")

                                December 31, 2000


Dear Ray:

You and Univision agree to amend the Employment Agreement as follows:

         1. TERM. The Term of the Employment Agreement is extended through December 31, 2003, unless earlier terminated in accordance with the provisions of the Employment Agreement.

         2. SALARY. Your annual Base Salary rate will be Eight Hundred Thousand Dollars ($800,000) for the annual period from January 1, 2003 through December 31, 2003.

         3. EFFECTIVE DATE OF AMENDMENT. Upon execution by you and Univision, this Amendment will become effective as of the date first provided above.

         4. OTHER. Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

                                         THE UNIVISION NETWORK
                                         LIMITED PARTNERSHIP

                                         By: /s/ George W. Blank
                                            -----------------------------------
                                                 George W. Blank
                                                 Chief Financial Officer

/s/ Ray Rodriguez
------------------------
Ray Rodriguez